MUTUAL FUND AND VARIABLE INSURANCE TRUST

AMENDED MULTIPLE CLASS PLAN

December 14, 2018

Fund	Shares Offered	Effective Date
Rational Dividend Capture Fund
	Class A Shares Class C Shares Institutional Shares Class T Shares	June 23, 2006 September 26, 2013 June 23, 2006 January 20, 2017

Rational Risk Managed Emerging Markets Fund
	Class A Shares Institutional Shares Class C Shares Class T Shares	December 28, 2009 December 28, 2009 February 26, 2016 January 20, 2017

Rational Hedged Return Fund
	Class A Shares Institutional Shares Class C Shares Class T Shares	April 30, 2007 April 30, 2007 February 26, 2016 January 20, 2017

Rational Dynamic Brands Fund
	Class A Shares Class C Shares Institutional Shares Class T Shares	June 23, 2006 September 26, 2013 June 23, 2006 January 20, 2017

Rational Strategic Allocation Fund
	Class A Shares Class C Shares Institutional Shares Class T Shares	June 15, 2009 February 26, 2016 February 26, 2016 January 20, 2017

Rational Iron Horse Fund
	Class A Shares Class C Shares Institutional Shares Class T Shares	May 26, 2016 May 26, 2016 May 26, 2016 January 20, 2017

Rational/Resolve Adaptive Allocation Fund
	Class A Shares Class C Shares Institutional Shares Class T Shares	May 26, 2016 May 26, 2016 May 26, 2016 January 20, 2017

Rational Select Asset Fund
	Class A Shares Class C Shares Institutional Shares Class T Shares	November 29, 2016 November 29, 2016 November 29, 2016 January 20, 2017
Rational Income Opportunities Fund

Fund	Shares Offered	Effective Date
	Class A Shares Class C Shares Institutional Shares Class T Shares	February 17, 2017 February 17, 2017 February 17, 2017 February 17, 2017

Rational NuWave Enhanced Market Opportunity Fund	Class A Shares Class C Shares Institutional Shares Class T Shares	August 25, 2017 August 25, 2017 August 25, 2017 August 25, 2017

Trend Aggregation Dividend and Income Fund	Class A Shares Class C Shares Institutional Shares Class T Shares	December 15, 2017 December 15, 2017 December 15, 2017 December 15, 2017

Trend Aggregation Growth Fund	Class A Shares Class C Shares Institutional Shares Class T Shares	December 15, 2017 December 15,, 2017 December 15, 2017 December 15, 2017

Context Insurance Linked Income Fund	Class A Shares Class C Shares Institutional Shares	December 14, 2018 December 14, 2018 December 14, 2018

WITNESS the due execution hereof this 14th day of December, 2018.

MUTUAL FUND AND VARIABLE INSURANCE TRUST

By: /s/ Jerry Szilagyi

Name: Jerry Szilagyi

Title: President